Exhibit 31.06

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

EXCHANGE ACT RULES 13a-14(a) AND 15d-14(a),

AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Ruth Porat, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of Alphabet Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: March 29, 2016

/s/ RUTH PORAT
Ruth Porat
Senior Vice President and Chief Financial Officer (Principal Financial Officer)